                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 31, 1999
                                                         ---------------
                          Citadel Broadcasting Company
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State of Other Jurisdiction of Incorporation)

               333-36771                                   86-0703641
        ------------------------               ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

      City Center West, Suite 400
     7201 West Lake Mead Boulevard
           Las Vegas, Nevada                                 89128
  ----------------------------------------                 ----------
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (702) 804-5200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         This report includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based largely on current expectations and projections about future events and financial trends affecting Citadel Broadcasting Company's business. The word believes and similar words are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks, uncertainties and assumptions including, among other things:

o        the realization of Citadel Broadcasting's business strategy,

o general economic and business conditions, both nationally and in Citadel Broadcasting's radio markets,

o Citadel Broadcasting's expectations and estimates concerning future financial performance, financing plans and the impact of competition,

o        anticipated trends in Citadel Broadcasting's industry, and

o the impact of current or pending legislation and regulation and antitrust considerations.

In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report might not transpire. Citadel Broadcasting undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

INTRODUCTORY STATEMENT

         This report amends Item 7(b) of Citadel Broadcasting Company's Current Report on Form 8-K filed on September 14, 1999 to report the August 31, 1999 acquisition of Fuller-Jeffrey Broadcasting Companies, Inc. and its subsidiaries.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. The following financial statements were included pursuant to Item 7(a) in Citadel Broadcasting Company's Current Report on Form 8-K filed on September 14, 1999:

FULLER-JEFFREY BROADCASTING COMPANIES, INC. AND SUBSIDIARIES

Independent Auditors' Report Consolidated Balance Sheets as of December 31, 1998 and June 30, 1999 (unaudited)

Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1998 and 1999 (unaudited)

Consolidated Statements of Stockholders' Deficiency for the year ended December
     31, 1998

Consolidated Statements of Cash Flows for the year ended December 31, 1998 and the six months ended June 30, 1998 and 1999 (unaudited)

Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information. The following pro forma financial information is included herein pursuant to Item 7(b):

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 1998

(c) Exhibits. The following exhibits were filed on Citadel Broadcasting Company's Current Report on Form 8-K filed on September 14, 1999:

2.1 Stock Purchase Agreement dated April 30, 1999 by and between Robert F. Fuller and Citadel Broadcasting Company.

2.2 Stock Purchase Agreement dated April 30, 1999 by and between Joseph N. Jeffrey, Jr. and Citadel Broadcasting Company.

                          CITADEL BROADCASTING COMPANY
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements reflect the results of operations and balance sheet of Citadel Broadcasting Company after giving effect to:

         (1) the following transactions completed as of September 14, 1999 (collectively, the "Completed Transactions"):

         o the January 2, 1998 acquisition of WEMR-FM and WEMR-AM serving the Wilkes-Barre/Scranton market for the purchase price of approximately $0.8 million and the March 26, 1998 acquisition of WCTP-FM, WCTD-FM and WKJN-AM serving the Wilkes-Barre/ Scranton market for the purchase price of approximately $6.0 million (collectively, the "Wilkes-Barre/Scranton Acquisitions"),

         o the February 12, 1998 acquisition of Pacific Northwest Broadcasting Corporation which owned KQFC-FM, KKGL-FM and KBOI-AM in Boise for the purchase price of approximately $14.0 million and the April 21, 1998 acquisition of KIZN-FM and KZMG-FM in Boise for the purchase price of approximately $14.5 million (collectively, the "Boise Acquisition"),

         o the November 17, 1998 acquisition of KAAY-AM in Little Rock for the purchase price of approximately $5.1 million,

         o the February 9, 1999 acquisition of WKQZ-FM, WYLZ-FM, WILZ-FM, WIOG-FM, WGER-FM and WSGW-AM in Saginaw/Bay City for the purchase price of approximately $35.0 million (the "Saginaw/Bay City Acquisition"),

         o the February 17, 1999 acquisition of WHYL-FM and WHYL-AM in Harrisburg/Carlisle for the purchase price of approximately $4.5 million (the "Carlisle Acquisition"),

         o the March 17, 1999 acquisition of Citywide Communications, Inc., which owned KQXL-FM, WEMX-FM, WCAC-FM, WXOK-AM and WIBR-AM serving the Baton Rouge market and KFXZ-FM, KNEK-FM, KRRQ-FM and KNEK-AM serving the Lafayette market for the purchase price of approximately $31.5 million (the "Baton Rouge/Lafayette Acquisition"),

         o the April 30, 1999 acquisition of KSPZ-FM serving the Colorado Springs market in exchange for KKLI-FM in Colorado Springs, the April 30, 1999 acquisition of KVOR-AM and KTWK-AM serving the Colorado Springs market and KEYF-FM and KEYF-AM serving the Spokane market for the purchase price of approximately $10.0 million and the April 30, 1999 termination of a joint sales agreement under which Citadel Broadcasting operated certain other radio stations in Colorado Springs and in Spokane (collectively, the "Capstar Transactions"),

         o the June 30, 1999 acquisition of WSSX-FM, WWWZ-FM, WMGL-FM, WSUY-FM, WNKT-FM, WTMA-AM, WTMZ-AM and WXTC-AM in Charleston, WHWK-FM, WYOS-FM, WAAL-FM, WNBF-AM and WKOP-AM in Binghamton, WMDH-FM and WMDH-AM in Muncie and WWKI-FM in Kokomo for the purchase price of approximately $77.0 million (the "Charleston/Binghamton/Muncie/Kokomo Acquisition"),

         o the August 31, 1999 acquisition of Fuller-Jeffrey Broadcasting Companies, Inc. which owned WOKQ-FM, WPKQ-FM, WXBB-FM and WXBP-FM serving the Portsmouth/Dover/Rochester market and WBLM-FM, WCYI-FM, WCYY-FM, WHOM-FM, WJBQ-FM and WCLZ-FM serving the Portland market for the purchase price of approximately $65.3 million, which amount includes approximately $1.8 million in consulting and noncompetition payments payable over a seven-year period (the "Portsmouth/Dover/Rochester/Portland Acquisition"),

         o the July 27, 1998 sale of WEST-AM in Allentown/Bethlehem as a portion of the consideration for the 1997 acquisition of WLEV-FM in Allentown/Bethlehem,

         o the October 7, 1998 sale of WQCY-FM, WTAD-AM, WMOS-FM and WBJR-FM in Quincy for the sale price of approximately $2.3 million (the "Quincy Sale"),

         o the July 1998 initial public offering by Citadel Broadcasting's parent, Citadel Communications Corporation, of shares of its common stock and the use of net proceeds from that offering,

         o the November 1998 sale by Citadel Broadcasting of $115.0 million principal amount of its 9-1/4% Senior Subordinated Notes due 2008 and the use of net proceeds from that offering,

         o the June 1999 public offering by Citadel Communications of shares of its common stock and the use of net proceeds from that offering (the "1999 Offering"), and

         o the August 1999 redemption of a portion of Citadel Broadcasting's outstanding 13-1/4% Exchangeable Preferred Stock (the "Preferred Redemption");

         (2) the acquisition pending as of September 14, 1999 of KATT-FM, KYIS-FM, KCYI-FM, KNTL-FM and WWLS-AM in Oklahoma City for a purchase price of approximately $60.0 million (the "Pending Acquisition"); and

         (3) the disposition pending as of September 14, 1999 of KKTT-FM, KEHK-FM and KUGN-AM in Eugene, KAKT-FM, KBOY-FM, KCMX-FM, KTMT-FM, KCMX-AM and KTMT-AM in Medford, KEYW-FM, KORD-FM, KXRX-FM, KTHT-FM and KFLD-AM in Tri-Cities, KCTR-FM, KKBR-FM, KBBB-FM, KMHK-FM and KBUL-AM in Billings, WQKK-AM and WGLU-FM in Johnstown and WQWK-FM, WNCL-FM, WRSC-AM and WBLF-AM in State College for the sale price of approximately $26.0 million (the "Pending Disposition").

         The unaudited pro forma condensed consolidated financial statements are based on Citadel Broadcasting's historical consolidated financial statements and the financial statements of those entities acquired, or from which assets were acquired, in connection with the Completed Transactions.

         In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. The interest rate applied to borrowings under, and repayments of, Citadel Broadcasting's credit facility in the pro forma consolidated statements of operations was 8.4375%, which represents the interest rate in effect under the credit facility as of January 1, 1998.

         Depreciation and amortization for the acquisitions are based upon preliminary allocations of the purchase price to property and equipment and intangible assets. Actual depreciation and amortization may differ depending on the final allocation of the purchase price. However, management does not believe these differences will be material.

         For pro forma purposes, Citadel Broadcasting's balance sheet as of June 30, 1999 has been adjusted to give effect to the following transactions as if each had occurred on June 30, 1999:

         (1)      the Portsmouth/Dover/Rochester/Portland Acquisition,

         (2)      the Pending Acquisition,

         (3)      the Pending Disposition, and

         (4)      the Preferred Redemption.

         The unaudited pro forma information is presented for illustrative purposes only and does not indicate the operating results or financial position that would have occurred if the transactions described above had been completed on the dates indicated, nor is it indicative of future operating results or financial position if the pending transactions described above are completed. Citadel Broadcasting cannot predict whether the completion of the Pending Acquisition and the Pending Disposition will conform to the assumptions used in the preparation of the unaudited pro forma condensed consolidated financial statements. Additionally, as of September 14, 1999, consummation of each of the Pending Acquisition and the Pending Disposition is subject to certain conditions. Although Citadel Broadcasting believes these closing conditions are customary for transactions of this type, there can be no assurance that such conditions will be satisfied.

                          CITADEL BROADCASTING COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 1999
                             (DOLLARS IN THOUSANDS)

                                                                                                    ADJUSTMENTS
                                                                                                        FOR
                                                                                     CITADEL        THE PENDING
                                                                  ADJUSTMENTS      BROADCASTING     ACQUISITION
                                                   ACTUAL             FOR          AS ADJUSTED          AND            PRO FORMA
                                                  CITADEL          COMPLETED      FOR COMPLETED     THE PENDING         CITADEL
                                                BROADCASTING    TRANSACTIONS (1)   TRANSACTIONS    DISPOSITION (2)    BROADCASTING
                                                ------------    ----------------   ------------    ---------------    ------------
ASSETS
   Cash and cash equivalents                     $  68,680         $(57,096)        $  11,584         $   (500)        $  11,084
   Accounts and notes receivable, net               41,218            4,752            45,970            2,629            48,599
   Prepaid expenses                                  3,149              256             3,405              114             3,519
   Assets held for sale                             25,974               --            25,974          (25,974)               --
-----------------------------------------        ---------         --------         ---------         --------         ---------
      Total current assets                         139,021          (52,088)           86,933          (23,731)           63,202

   Property and equipment, net                      59,659            4,650            64,309            3,120            67,429
   Intangible assets, net                          412,150           56,678           468,828           56,162           524,990
   Other assets                                      4,377              405             4,782               --             4,782
-----------------------------------------        ---------         --------         ---------         --------         ---------

   TOTAL ASSETS                                  $ 615,207         $  9,645         $ 624,852         $ 35,551         $ 660,403
                                                 =========         ========         =========         ========         =========


LIABILITIES AND SHAREHOLDER'S EQUITY
   Accounts payable and accrued                  $  15,383         $  2,091         $  17,474         $     --         $  17,474
     liabilities
   Current maturities of other long-term
     obligations                                       212            1,750             1,962              360             2,322
-----------------------------------------        ---------         --------         ---------         --------         ---------
      Total current liabilities                     15,595            3,841            19,436              360            19,796

   Notes payable, less current maturities               --           42,236            42,236           34,000            76,236
   10 1/4% Notes                                    98,657               --            98,657               --            98,657
   9 1/4% Notes                                    111,638               --           111,638               --           111,638
   Other long-term obligations, less
     current maturities                              1,004           15,264            16,268            1,165            17,433
   Deferred tax liability                           31,354               --            31,354               --            31,354
   Exchangeable preferred stock                    124,900          (51,696)           73,204               --            73,204
   Common stock and APIC                           267,647               --           267,647               --           267,647
   Deferred compensation                              (932)              --              (932)              --              (932)
   Accumulated other comprehensive loss                (52)              --               (52)              --               (52)
   Accumulated deficit/retained earnings           (34,604)              --           (34,604)              26           (34,578)
-----------------------------------------        ---------         --------         ---------         --------         ---------

   TOTAL LIABILITIES AND SHAREHOLDER'S           $ 615,207         $  9,645         $ 624,852         $ 35,551         $ 660,403
                                                 =========         ========         =========         ========         =========

EQUITY

(1) Represents the net effect of the Portsmouth/Dover/Rochester/Portland Acquisition and the Preferred Redemption as if each of the transactions had taken place on June 30, 1999. In the Preferred Redemption Citadel Broadcasting redeemed approximately 35% of its issued and outstanding 13-1/4% Exchangeable Preferred Stock. Approximately 452,000 shares were redeemed at a redemption price of $113.25 per share for a total of approximately $51.2 million. In addition Citadel Broadcasting paid approximately $515,000 of accrued dividends on the shares redeemed.

(2) Represents the net effect of the Pending Acquisition and the Pending Disposition.

                          CITADEL BROADCASTING COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                             (DOLLARS IN THOUSANDS)


                                                                        CITADEL      ADJUSTMENTS FOR   ADJUSTMENTS
                                                                      BROADCASTING     THE PENDING       FOR THE
                                                                      AS ADJUSTED      ACQUISITION    1999 OFFERING
                                       ACTUAL      ADJUSTMENTS FOR        FOR            AND THE         AND THE        PRO FORMA
                                      CITADEL         COMPLETED        COMPLETED         PENDING       PREFERRED         CITADEL
                                    BROADCASTING   TRANSACTIONS (1)   TRANSACTIONS   DISPOSITION (2)   REDEMPTION      BROADCASTING
                                    ------------   ----------------   ------------   ---------------   ----------      ------------
Net revenue .....................      75,077           19,673           94,750          (2,257)             --           92,493
Station operating expenses ......      51,706           13,686           65,392          (3,567)             --           61,825
Depreciation and amortization....      15,124            6,699           21,823           2,723              --           24,546
Corporate general and
  administrative ................       2,886               --            2,886             (88)             --            2,798
                                      -------          -------          -------          ------          ------          -------
   Operating expenses ...........      69,716           20,385           90,101            (932)             --           89,169
                                      -------          -------          -------          ------          ------          -------
Operating income (loss) .........       5,361             (712)           4,649          (1,325)             --            3,324
Interest expense ................      11,482            4,313           15,795           1,434          (3,700)          13,529
Other (income) expense, net .....        (709)              --             (709)             --              --             (709)
                                      -------          -------          -------          ------          ------          -------
Income (loss) before income
  taxes .........................      (5,412)          (5,025)         (10,437)         (2,759)          3,700           (9,496)
Income taxes (benefit) ..........        (903)            (790)          (1,693)           (566)             --           (2,259)
Dividend requirement for
  Exchangeable Preferred Stock ..      (8,025)              --           (8,025)             --           2,376           (5,649)
                                      -------          -------          -------          ------          ------          -------
Income (loss) from continuing
  operations applicable to
  common shares..................     (12,534)          (4,235)         (16,769)         (2,193)          6,076           12,886
                                      =======          =======          =======          ======          ======          =======


(1) Represents the net effect of the Completed Transactions that were consummated after January 1, 1999, except the 1999 Offering and the Preferred Redemption, as if each transaction had taken place on January 1, 1998. Prior to the acquisition dates, Citadel Broadcasting operated many of the acquired stations under a joint sales agreement ("JSA") or local marketing agreement ("LMA"). Citadel Broadcasting receives fees for such services. Includes net revenue and station operating expenses for stations operated under JSAs to reflect ownership of the stations as of January 1, 1998. Net revenue and station expenses for stations operated under LMAs are included in Citadel Broadcasting's historical consolidated financial statements. For those stations operated under JSAs or LMAs and subsequently acquired, associated fees and redundant expenses were eliminated and estimated occupancy costs were included to adjust the results of operations to reflect ownership of the stations as of January 1, 1998. Dollars in the table below are shown in thousands.

                                     PORTSMOUTH/     CHARLESTON/
                                       DOVER/        BINGHAMTON                                       CARLISLE
                                      ROCHESTER/       MUNCIE/       BATON ROUGE/    SAGINAW/       ACQUISITION
                                      PORTLAND         KOKOMO         LAFAYETTE      BAY CITY       AND CAPSTAR       THE COMPLETED
                                     ACQUISITION     ACQUISITION     ACQUISITION    ACQUISITION     TRANSACTIONS      TRANSACTIONS
                                     -----------     -----------     -----------    -----------     ------------      ------------
Net revenue                             7,302           9,687           1,371           526              787              19,673
Station operating expenses              4,630           6,752           1,275           486              543              13,686
Depreciation and amortization           2,926           2,683             628           202              260               6,699
                                       ------          ------          ------          ----             ----             -------
   Operating expenses                   7,556           9,435           1,903           688              803              20,385
                                       ------          ------          ------          ----             ----             -------
Operating income (loss)                  (254)            252            (532)         (162)             (16)               (712)
Interest expense                        1,782           2,531              --            --               --               4,313
                                       ------          ------          ------          ----             ----             -------
Income (loss) before income taxes      (2,036)         (2,279)           (532)         (162)             (16)             (5,025)

Income taxes (benefit)                   (664)             --            (126)           --               --                (790)
                                       ------          ------          ------          ----             ----             -------
Income (loss) from continuing
  operations                           (1,372)         (2,279)           (406)         (162)             (16)             (4,235)
                                       ======          ======          ======          ====             ====             =======


(2) Represents the net effect of the Pending Acquisition and the Pending Disposition as if each transaction had taken place on January 1, 1998. Dollars in the table below are shown in thousands.

                                                                                                     PENDING
                                                                                                 ACQUISITION AND
                                                                   PENDING          PENDING          PENDING
                                                                 DISPOSITION      ACQUISITION      DISPOSITION
                                                                 -----------      -----------      -----------
                  Net revenue                                       (6,879)           4,622           (2,257)
                  Station operating expenses                        (6,723)           3,156           (3,567)
                  Depreciation and amortization                         --            2,723            2,723
                  Corporate general and administrative                 (88)              --              (88)
                                                                    ------           ------           ------

                     Operating expenses                             (6,811)           5,879             (932)
                                                                    ------           ------           ------
                  Operating income (loss)                              (68)          (1,257)          (1,325)
                  Interest expense                                  (1,097)           2,531            1,434
                                                                    ------           ------           ------
                  Income (loss) before income taxes                  1,029           (3,788)          (2,759)
                  Income taxes (benefit)                                --             (566)            (566)
                                                                    ------           ------           ------
                  Income (loss) from continuing operations           1,029           (3,222)          (2,193)
                                                                    ======           ======           ======

                          CITADEL BROADCASTING COMPANY
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
            OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                                                        ADJUSTMENTS
                                                                          CITADEL     ADJUSTMENTS FOR     FOR THE
                                                                        BROADCASTING    THE PENDING    1999 OFFERING
                                          ACTUAL      ADJUSTMENTS FOR    AS ADJUSTED  ACQUISITION AND     AND THE       PRO FORMA
                                          CITADEL        COMPLETED      FOR COMPLETED   THE PENDING      PREFERRED       CITADEL
                                        BROADCASTING  TRANSACTIONS (1)  TRANSACTIONS  DISPOSITION (2)    REDEMPTION    BROADCASTING
                                        ------------  ----------------  ------------  ---------------    ----------    ------------
Net revenue .........................      135,426         46,991         182,417        (7,179)               --         175,238
Station operating expenses ..........       93,485         30,742         124,227        (7,371)               --         116,856
Depreciation and amortization .......       26,414         18,284          44,698         4,073                --          48,771
Corporate general and
  administrative ....................        4,369             --           4,369          (175)               --           4,194
                                          --------        -------        --------        ------            ------        --------

   Operating expenses ...............      124,268         49,026         173,294        (3,473)               --         169,821
                                          --------        -------        --------        ------            ------        --------
Operating income (loss) .............       11,158         (2,035)          9,123        (3,706)               --           5,417
Interest expense ....................       18,126          7,753          25,879         2,869            (7,400)         21,348
Other (income) expense, net .........       (1,651)            --          (1,651)         (174)                           (1,825)
                                          --------        -------        --------        ------            ------        --------
Income (loss) before income taxes ...       (5,317)        (9,788)        (15,105)       (6,401)            7,400         (14,106)
Income taxes (benefit) ..............       (1,386)        (1,833)         (3,219)       (1,132)               --          (4,351)
Dividend requirement for Exchangeable
     Preferred Stock ................      (14,586)            --         (14,586)           --               138         (14,448)
                                          --------        -------        --------        ------            ------        --------
Income (loss) from
  continuing operations
  applicable to common shares .......      (18,517)        (7,955)        (26,472)       (5,269)            7,538         (24,203)
                                          ========        =======        ========        ======            ======        ========


(1) Represents the net effect of the Completed Transactions, except the 1999 Offering and the Preferred Redemption, as if each transaction had taken place on January 1, 1998. Prior to the acquisition dates, Citadel Broadcasting operated many of the acquired stations under a JSA or LMA. Citadel Broadcasting receives fees for such services. Includes net revenue and station operating expenses for stations operated under JSAs to reflect ownership of the stations as of January 1, 1998. Net revenue and station expenses for stations operated under LMAs are included in Citadel Broadcasting's historical consolidated financial statements. For those stations operated under JSAs or LMAs and subsequently acquired, associated fees and redundant expenses were eliminated and estimated occupancy costs were included to adjust the results of operations to reflect ownership of the stations as of January 1, 1998. Dollars in the table below are shown in thousands.

                         PORTSMOUTH/    CHARLESTON/                                 OTHER       REPAYMENT
                            DOVER/      BINGHAMTON/      BATON                   ACQUISITIONS    OF THE     OFFERING        THE
                          ROCHESTER/      MUNCIE/       ROUGE/        SAGINAW/       AND         CREDIT      OF THE      COMPLETED
                           PORTLAND       KOKOMO       LAFAYETTE      BAY CITY   DISPOSITIONS   FACILITY     9-1/4%       TRANS-
                         ACQUISITION    ACQUISITION   ACQUISITION   ACQUISITION      (a)          (b)       NOTES (c)     ACTIONS
                         -----------    -----------   -----------   -----------  ------------   --------    ---------     -------
Net revenue                 13,642         16,500        7,331        6,981         2,537            --           --         46,991
Station operating
  expenses                   8,676         11,051        5,170        4,447         1,398            --           --         30,742
Depreciation and
  amortization               5,853          5,367        2,914        2,421         1,729            --           --         18,284
                           -------        -------       ------        -----        ------        ------       ------        -------
   Operating expenses       14,529         16,418        8,084        6,868         3,127            --           --         49,026
Operating income (loss)       (887)            82         (753)         113          (590)           --           --         (2,035)
Interest expense             5,358          5,063           --           --           445        (4,487)       1,374          7,753
                           -------        -------       ------        -----        ------        ------       ------        -------
Income (loss) before
  income taxes              (6,245)        (4,981)        (753)         113        (1,035)        4,487       (1,374)        (9,788)
Income taxes (benefit)      (1,328)            --         (505)          --            --            --           --         (1,833)
                           -------        -------       ------        -----        ------        ------       ------        -------
Income (loss) from
  continuing operations     (4,917)        (4,981)        (248)         113        (1,035)        4,487       (1,374)        (7,955)
                           =======        =======       ======        =====        ======        ======       ======        =======


(a) Represents the net effect of the Carlisle Acquisition, the Capstar Transactions, the Boise Acquisition, the Wilkes-Barre/Scranton Acquisitions, the disposition of WEST-AM in Allentown/Bethlehem, the acquisition of KAAY-AM in Little Rock and the Quincy Sale.

(b) Represents the repayment of outstanding borrowings under Citadel Broadcasting's credit facility with the proceeds from the Citadel Communications' initial public offering.

(c) Reflects the recording of the net increase in interest expense and the amortization of deferred financing costs of $3.5 million related to Citadel Broadcasting's 9-1/4% Senior Subordinated Notes due 2008.

(2) Represents the net effect of the Pending Acquisition and the Pending Disposition as if each transaction had taken place on January 1, 1998. Dollars in the table below are shown in thousands.

                                                                                      PENDING
                                                                                  ACQUISITION AND
                                                  PENDING           PENDING           PENDING
                                                DISPOSITION       ACQUISITION       DISPOSITION
                                                -----------       -----------       -----------
Net revenue                                       (15,379)            8,200           (7,179)
Station operating expenses                        (13,611)            6,240           (7,371)
Depreciation and amortization                      (1,372)            5,445            4,073
Corporate general and administrative                 (175)               --             (175)
                                                  -------           -------           ------
   Operating expenses                             (15,158)           11,685           (3,473)
Operating income (loss)                              (221)           (3,485)          (3,706)
Interest expense                                   (2,194)            5,063            2,869
Other (income) expense                               (174)               --             (174)
                                                  -------           -------           ------
Income (loss) before income taxes                   2,147            (8,548)          (6,401)
Income taxes (benefit)                                 --            (1,132)          (1,132)
                                                  -------           -------           ------
Income (loss) from continuing operations            2,147            (7,416)          (5,269)
                                                  =======           =======           ======

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITADEL BROADCASTING COMPANY

Date: December 3, 1999                  By: /s/ Lawrence R. Wilson
                                            -------------------------
                                            Lawrence R. Wilson
                                            Chairman and Chief Executive Officer










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